UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2014

Clone Algo Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54083	27-3183663
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3225 McLeod Drive, Las Vegas, NV 89121

(Address of principal executive office)

702-871-8535

(Registrant's telephone number, including area code)

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) contains “forward-looking statements” within the meaning of the Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “predict,” “project,” “forecast,” “potential,” “continue” negatives thereof or similar expressions. These forward-looking statements are found at various places throughout this Report and include information concerning possible or assumed future results of our operations; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future operations, future cash needs, business plans and future financial results, and any other statements that are not historical facts.

From time to time, forward-looking statements also are included in our other periodic reports on Forms 10-K and 10-Q, in our press releases, in our presentations, and in other materials released to the public. Any or all of the forward-looking statements included in this Report and in any other reports or public statements made by us are not guarantees of future performance and may turn out to be inaccurate. These forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. All subsequent written and oral forward-looking statements concerning other matters addressed in this Report and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report.

Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

CERTAIN TERMS USED IN THIS REPORT

When this report uses the words “Clone Algo,” “we,” “us,” “our,” and the “Company,” they refer to Clone Algo Inc. and our subsidiaries. “SEC” refers to the Securities and Exchange Commission.

Item 8.01 Other Events.

BUSINESS OF CLONE ALGO

The Company was established in Nevada on February 22, 2010 as a “blank check” company and “shell company” called Corridor Ventures I Acquisition Corp. The Company changed its name on January 8, 2014 to Clone Algo Inc., and, on that same date, the Company’s current Non-Executive Chairman of the Board of Directors (the “Board”), Niraj Goel, became its President, Chief Executive Officer, Chief Financial Officer, and Director.

Clone Algo Inc. owns 65% of Clone Algo Pte. Ltd., a Singapore company (the “Singapore Subsidiary”). Mr. Goel owns 35% of the Singapore Subsidiary. Algo Markets Limited (“Algo Markets”), a Malaysian company, is a wholly-owned subsidiary of the Singapore Subsidiary.

As disclosed in a Current Report on Form 8-K that the Company filed with the SEC on March 19, 2014, the Company’s substantive operations began on March 10, 2014 with the acquisition by Algo Markets of certain intellectual property. As disclosed in a Current Report on Form 8-K that the Company filed with the SEC on May 22, 2014, Nitin Damodaran was appointed as the Company’s Chief Executive Officer and Interim Chief Financial Officer on May 21, 2014.

The Company’s technology division develops ecosystems for social media, researches timing sciences, develops algorithms as well as risk management systems based on artificial intelligence.

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Each social media ecosystem is run by automated algorithms based on artificial technology. Currently, the company has developed 3 key networks of social media ecosystems. These networks are 1) a Social Investment Network, 2) a Hospitality and Travel Network, and 3) a Banking Network. Each network has various ecosystems under it, some of which are already available via Google Play, with a few still under research and development. Front-end delivery of the networks is via mobile applications or desktop software. Each ecosystem has its preferred front-end delivery medium.

The Social Investment Network has various ecosystems under it, such as the Clone Algo App, Clone Algo PRO (professional), Clone Algo DIY (do it yourself), Paisa App, and Okane App. As of July 24, 2014, the Clone Algo App, Clone Algo PRO, and Clone Algo DIY are available to consumers.

The Clone Algo App is an ecosystem which provides users with the knowledge with which to clone trades from various master accounts to the user’s own account with connected brokers, banks, and hedge funds. Front-End delivery for this application is via mobile. Trades available from master accounts for cloning use algorithms, advanced cloning, and non-predictive timing technology. Users are able to clone trades in a variety of markets such as foreign exchange, futures, contract for differences, crude oil, and gold. Similar social investment networks in multiple different languages are currently being developed.

The Clone Algo PRO is an ecosystem designed for fund managers which provides them with the knowledge with which to clone trades from various master accounts to the fund’s account with connected brokers, banks, and hedge funds. Front-End delivery for this application is via desktop software. Trades available from master accounts for cloning use algorithms, advanced cloning, and non-predictive timing technology. Users are able to clone trades in a variety of markets such as foreign exchange, futures, contract for differences, crude oil, and gold.

The Clone Algo DIY is an ecosystem designed for the average person. The app provides them with the knowledge with which to clone trades from multiple master accounts to the user’s own account with connected brokers, banks, and hedge funds. Front-End delivery for this application is via mobile. Trades available from master accounts for cloning use algorithms, advanced cloning, and non-predictive timing technology. Users are able to clone trades in a variety of markets such as foreign exchange, futures, contract for differences, crude oil, and gold. Each account on Clone Algo DIY is insured and has a low principal amount required for investment. Each account will also be linked with a credit card service provider.

The Hospitality and Travel Network currently has one developed ecosystem; the TravelEzy App.

The TravelEzy App is an ecosystem which uses advanced algorithms and timing-sciences to search and book discounted rates for hotels as well as flights. Front-End delivery for this application is via mobile as well as desktop software.

The Banking Network currently has one developed ecosystem; the AlgoTrust App.

The AlgoTrust App is an ecosystem consisting of an alternative banking system which uses algorithms to process do-it-yourself banking transactions. Front-End delivery for this application is via mobile as well as desktop software.

The Company provides Insured Asset Management Products under its Insurance industry sector. These products are provided in collaboration with insurance companies and are available to users of the Clone Algo App, Clone Algo Pro and Clone Algo DIY to insure their trading accounts. Insured trading accounts are subject to terms and conditions.

The Company’s media division develops reliable and up-to-date content for its various media outlets.

Clone Algo TV currently delivers content to consumers via online media platforms such as YouTube.com. Consumers can subscribe to Clone Algo TV on YouTube.com under the user name: CLONEALGO.

Clone Algo Print Magazine is currently under production and will be released every three months. The first issue is expected to be released in late 2014.

Clone Algo E-Magazine is currently under production and will be released every three months. The first issue is expected to be published online in late 2014.

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Clone Algo Newsletters is currently under production and will be released once per week. The first issue is expected to be published and sent out to investors and shareholders in late 2014.

Financial Technology Sector

The Company’s Financial Technology Business Sector has three products available to consumers: 1) Clone Algo PRO, 2) Clone Algo App, and 3) Clone Algo DIY.

The financial technology business is executed by having distribution arrangements with brokers and distributors. Each client sets up an account with brokers who then provide the mobile app to the clients. A commission is charged per trade when the mobile app trades. The broker pay a technology fee per trade to Algo Markets for the use of the Clone Algo App.

Clone Algo PRO

The Company’s technology division has developed desktop software for use by market makers and asset managers, called Clone Algo PRO. This ecosystem is based on artificial intelligence in algorithms as well as research in running timing-sciences. Each asset manager or user normally has multiple accounts.

Clone Algo PRO is an ecosystem designed for fund managers which provides them with the knowledge with which to clone trades from various master accounts to the fund’s account with connected brokers, banks, and hedge funds. Trades available from master accounts for cloning use algorithms, advanced cloning, and non-predictive timing technology. Users are able to clone trades in a variety of markets such as foreign exchange, futures, contract for differences, crude oil, and gold.

As described under Services and Distribution Agreements below, our main source of revenue from Clone Algo PRO is from the fees that brokers, hedge funds, and banks pay for licensing Clone Algo PRO.

Clone Algo App

The Company’s technology division has developed a mobile app, for use by individual clients, called the Clone Algo App. This ecosystem is based on artificial intelligence in algorithms as well as research in timing-sciences. Front-end delivery for this application is via mobile and it is available free to users via Google Play. It can also be downloaded from the Company’s website or the websites of connected brokers.

The Clone Algo App is an ecosystem which provides users with the knowledge with which to clone trades from various master accounts to the user’s own account with connected brokers, banks, and hedge funds. Trades available from master accounts for cloning, use algorithms, advanced cloning and non-predictive timing technology. Users are able to clone trades in a variety of markets such as securities trading, foreign exchange, futures, contract for differences, crude oil, and gold. Similar social investment networks in multiple different languages are currently being developed for launch in different countries.

The Clone Algo App is efficient and helps clone trades based on algorithmic trading in master accounts which execute and manage risk automatically, as it works for the user when the user does not have the time, expertise, or emotional control to trade. Users can leverage their investment based on leverage provided by brokers.

The users can opt for insurance on certain algorithms in their accounts if they wish to do so. Insured algorithms are offered based on a premium charged by the insurance providers on a per trade basis. Separate terms and conditions apply for insured accounts. Generally, trading stops if any account suffers a 30% loss. Trading resumes only upon account top-up by insurance company. Insured accounts can normally not be closed for at least two years so as to cover the risk of the insurance company by assuring they can collect premiums for two years.

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Certain financial service providers provide loans for trading capital to Clone Algo App users. Generally, the loans are for five years and carry an interest rate of 6%. The loan amount is then repaid in 60 monthly installments.

As described under Services and Distribution Agreements below, our main source of revenue from the Clone Algo App is from the technology fees that brokers, hedge funds, and banks pay for licensing Clone Algo App.

Our sources of revenue will eventually include providing consulting and programming services for other companies to develop mobile apps, entering into licensing agreements for other companies to license the artificial intelligence in our algorithms, and entering into licensing agreements for other companies to develop our mobile apps in Chinese, Japanese, Hindi, and Russian.

Clone Algo DIY

The Company’s technology division has developed a Social Investment Network, called Clone Algo DIY. This is an ecosystem designed for social media based on artificial intelligence in algorithms as well as research in timing-sciences. Front-End delivery for this application is via mobile and it is available free to users via Google Play. It can also be downloaded from the Company’s website or the websites of connected brokers.

The Clone Algo DIY is efficient and helps manage risk, as it works for the user when the user does not have the time, expertise, or emotional control to trade. Designed for the average person, the app allows users to clone trades from master accounts to the user’s own account through connected brokers, banks, and hedge funds. Users are able to clone trades in a variety of markets such as securities, foreign exchange, futures, contract for differences, crude oil, and gold.

Trades available from the master accounts for cloning use algorithms, advanced cloning and non-predictive timing technology. Each account on Clone Algo DIY is insured and only requires $50 in principal amount to open a trading account. Each account is insured against risk of loess by connected service providers or insurance companies. Trading stops if any account suffers a 30% loss. Trading resumes only upon account top-up by insurance company.

As described under Services and Distribution Agreements below, our main source of revenue from Clone Algo DIY is from the technology fees that brokers pay for licensing Clone Algo DIY.

Technology for Hospitality and Travel Sector

The Company’s Technology for Hospitality and Travel Sector currently has one product available to consumers.

TravelEzy App

The TravelEzy App is an ecosystem which uses advanced algorithms and artificial intelligence to search and book discounted rates for hotels as well as flights. Front-End delivery for this application is via mobile and it is available free to users via Google Play. It can also be downloaded from the Company’s website or the websites of connected brokers. Back-End delivery for this application is via desktop software as well.

The TravelEzy App finds the cheapest hotel and flights rates by using algorithms using artificial intelligence that have been tailor-made to this industry.

Our main source of revenue from the TravelEzy App is transaction-based and earned from partnering hotels and air carriers on a fee per booking.

Algorithmic Technology for Insurance

The Company’s Algorithmic Technology for Insurance sector provides algorithms which can be used to insure risk of loss on trades and develop insured asset management products. The service provider or insurance company takes the risk of loss on a trade and charges an insurance premium on every trade of $9 to $14 per $1 million of traded volume.

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Insured Asset Management Products

The insured asset management products are developed for brokers or asset managers. The brokers offer these algorithms via the Clone Algo products and the asset managers offer insured hedge funds to clients. Insured algorithms offered by brokers are subject to specific terms and conditions. Currently these services are offered in the Middle East and Asia. The company does not market or sell any insured asset management products or services in the United States.

Our main source of revenue from the insured asset management products is the insurance premiums earned on trading volumes.

AlgoTrust App

The AlgoTrust App is an ecosystem consisting of technology for fully automating front-end and back-end banking operations which will use algorithms to process do-it-yourself banking transactions. Front-End delivery for this application is via mobile

Our main source of revenue from the AlgoTrust App is transaction based. When users transfer money to third parties using the app or do any transactions on the app a small fee is charged for the processing of the transaction. The business model is also to charge a fixed fee to the bank and the bank can decide how to charge its customers. Major cost savings are potentially achievable by the bank by automating back office functions and transaction processing.

Media Services for Algorithmic Technology

The Company’s Media Services for Algorithmic Technology sector develops reliable and up-to-date content for its various media outlets. This sector, besides being an educational tool for our clients, generates revenue.

Media Channels

Clone Algo TV

Clone Algo TV currently delivers content to consumers via online media platforms such as YouTube.com. Consumers can subscribe to Clone Algo TV on YouTube.com under the user name: CLONEALGO.

Animated videos have been created and uploaded online. Media interviews with market leaders are to follow soon.

The main source of revenue from Clone Algo TV will be through subscription fees as well as advertisements.

Clone Algo Print Magazine

Clone Algo Print Magazine is currently under production and will be released every three months. The first issue is expected to be released in late 2014.

Articles discussing market trends and interviews with market leaders will be featured.

The main source of revenue from Clone Algo Print Magazine will be through subscription fees as well as advertisements.

Clone Algo E-Magazine

Clone Algo E-Magazine is currently under production and will be released every three months. The first issue is expected to be published online in late 2014.

Articles discussing market trends and interviews with market leaders will be featured.

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The main source of revenue from Clone Algo E-Magazine will be through subscription fees, as well as advertisements.

Clone Algo Newsletters

Clone Algo Newsletters is currently under production and will be released once every week. The first issue is expected to be published and sent out to investors and shareholders in late 2014.

Articles discussing innovation by the Company and its subsidiaries will be featured alongside investor and shareholder information.

The main source of revenue from Clone Algo Newsletters will be through advertisements.

SALE OF SHARES OF OUR COMMON STOCK

As disclosed in a Current Report on Form 8-K that the Company filed with the SEC on April 30, 2014, the Company sold 2,562,500 shares of its common stock to 61 foreign investors at a price per share of $8.00 for an aggregate offering price of $20,500,000.

As disclosed in a Current Report on Form 8-K that the Company filed with the SEC on May 22, 2014, on May 16, 2014, the Company sold 2,437,500 shares of its common stock to 10 foreign investors at a price per share of $8.00 for an aggregate offering price of $19,500,000. As of July 24, 2014, these 2,437,500 shares are divided as follows: (a) the subscription documents were completed and the money was paid for 84,196 shares for total proceeds of $673,568; and (b) the subscription documents were completed for 2,353,304 shares, however, the $18,826,432 owed for these shares has not yet been received.

As of July 24, 2014, the Company has 700,000,000 shares of common stock issued and outstanding. In addition, as of July 24, 2014, the Company has 150,000,000 shares of preferred stock issued and outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

The following table shows, as of July 24, 2014, the number of shares of our common stock beneficially owned by our executive officers and directors individually. Except as otherwise indicated, all shares are owned directly and the shareholders listed possesses sole voting and dispositive power with respect to the shares shown.

Name of Director and Executive Officer	Amount and Nature of Beneficial Ownership of Shares Common Stock		Percent of Shares of Common Stock (1)	Amount and Nature of Beneficial Ownership of Shares of Preferred Stock	Percent of Shares of Preferred Stock (2)
Niraj Goel	501,177,563	(3)	71.60%	150,000,000	100%

Olena Bystrova	562,288	(4)	*	0	0%

Nitin Damodaran	8,750		*	0	0%

Yana Slatina	2,077,811	(5)	*	0	0%

* Less than 1%.

(1)	Based on 700,000,000 shares of common stock issued and outstanding as of July 24, 2014.

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(2)	Based on 150,000,000 shares of Series A Preferred Stock issued and outstanding as of July 24, 2014. Each share of Series A Preferred Stock has voting rights of 50 votes per share. The total aggregate number of votes for the Series A Preferred Stock is 7.5 billion.

(3)	Mr. Goel is the direct beneficial owner and has sole voting and dispositive power over the following shares: (a) 300,010,000 shares held in his name; and (b) 200,000,000 shares held in the name of Best Trade Limited. Mr. Goel is the 100% owner of Best Trade Limited; and (c) 106,250 shares held in the name of Strategyland Research Limited. Mr. Goel owns more than 50% of Strategyland Research Limited and is a member of its board of directors. Mr. Goel is the indirect beneficial owner and has shared voting and dispositive power over (a) the 500,000 shares held in the name of Rosy Goel, Mr. Goel’s wife; and (b) the 561,313 shares held in the name of Tradeology Ltd. Mr. Goel owns more than 50% of Tradeology Ltd.

(4)	Ms. Bystrova is the direct beneficial owner and has sole voting and dispositive power over 975 shares held in her name. Ms. Bystrova is the indirect beneficial owner and has shared voting and dispositive power over the 561,313 shares held in the name of Tradeology Ltd. Ms. Bystrova is a director of Tradeology Ltd.

(5)	Ms. Slatina is the direct beneficial owner and has sole voting and dispositive power over the following shares: (a) 52,811 shares held in her name; and (b) 2,025,000 shares held in the name of Varian Limited, a Seychelles company. Ms. Slatina is the 100% owner of Varian Limited and is its sole director.

SERVICES AND DISTRIBUTION AGREEMENTS

In March 2014, Algo Markets entered into Services and Distribution Agreements (the “Agreements”) with eight counterparties. Due to an increase in the Company’s visibility, four new Agreements have been executed since March 2014. These counterparties are in the brokerage, hedge fund, and banking industries. Each Agreement has a term of one year with automatic renewal for successive one year periods unless a party to the Agreement sends a written notice of non-renewal to the other party.

Pursuant to each Agreement, Algo Markets provides, via the Clone Algo Pro, the Clone Algo App, or the Clone Algo DIY products, one or both of the following services to its counterparty:

1)	Total Trading Outsourcing (“TTO”) Technology – Provision of technology services for trading technology; and

2)	TTO Consulting – Provision of consultancy services for development of trading systems and algorithms.

For the services stated above, the fee rate charged is divided into two categories: (a) by the customer accounts of an Agreement counterparty that have $100,000 or less in them; or (b) by the customer accounts that have more than $100,000 in them.

Algo Markets is paid a license fee for each customer account of the Agreement counterparty that is using Algo Markets’ services.

For licenses pertaining to items 1 and 2, the fee for accounts of $100,000 or less is $50.00 per license. For accounts over $100,000, the fee is $500.00 per license. For licenses pertaining to items 1 and 2, the Agreement counterparty uses the Clone Algo Pro product.

Revenues generated by items 1 and 2 are derived by multiplying the respective rates for each account size by the number of licenses sold to the Agreement counterparty.

This is an example of the revenue derived from items 1 and 2 in one Agreement:

Service Number and Description	Account Size	Number of Licenses	Rate per License (USD)	Total Revenue (USD)
		(A)	(B)	(A) x (B) = (C)
1 – TTO Technology	< $100,000	10	$50	$500
	>$100,000	10	$500	$5,000
2 – TTO Consulting	< $100,000	10	$50	$500
	>$100,000	10	$500	$5,000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLONE ALGO INC.

Date: July 25, 2014	By:	/s/ Nitin Damodaran
Nitin Damodaran
Chief Executive Officer

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